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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 9, 1999

                             NETWORK SOLUTIONS, INC.

            (Exact name of registrant as specified in its charter)

                Delaware                0-22967           52-1146119

       (State of other jurisdiction   (Commission File   (I.R.S. Employer
            of incorporation)                Number)     Identification Number)

              505 Huntmar Park Drive, Herndon, Virginia     20170

               (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: (703) 742-0400

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ITEM 5. OTHER EVENTS

       On February 9, 1999, the Company issued its press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, with respect to the "Guidelines for Accreditation of Internet Domain Name Registrars and for the Selection of Registrars for the Shared Registry System Testbed for .com,
 .net and .org Domains" (the "Guidelines"), which were issued in preliminary form for public comment by the Internet Corporation for Assigned Names and Numbers ("ICANN"). A copy of the Guidelines, dated February 8, 1999, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

       The press release and the Guidelines attached hereto contain forward-looking statements that involve potential risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1         Text of Press Release dated February 9, 1999
99.2 Guidelines for Accreditation of Internet Domain Name Registrars and for the Selection of Registrars to the Shared Registry System Testbed for .com, .net and .org Domains dated February 8, 1999

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETWORK SOLUTIONS, INC.



Date: February 9, 1999                     By: /s/ Robert J Korzeniewski
                                                   ---------------------
                                           Robert J. Korzeniewski
                                           Chief Financial Officer, Acting Chief
                                           Operating Officer and Authorized
                                           Signatory

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                            NETWORK SOLUTIONS, INC.

                               INDEX TO EXHIBITS

Exhibit                       Description
-------                       -----------
99.1         Text of Press Release dated February 9, 1999
99.2         Guidelines for Accreditation of Internet Domain Name Registrars and
             for the Selection of Registrars for the Shared Registry System
             Testbed for .com, .net and .org Domains dated February 8, 1999